Bank acceptance notes payable	6 Months Ended
Mar. 31, 2021
Bank acceptance notes payable
Bank acceptance notes payable

Note 8 — Bank acceptance notes payable

On June 15, 2020, the Company issued RMB22 million (equivalent of approximately $3.23 million) bank acceptance notes to its suppliers facilitated by Hangzhou United Bank for one year, with the maturity date of June 15, 2021. The Company incurred fees of RMB11,000 (equivalent of $1,620) related to the issuance of these bank acceptance notes. As of June 15, 2021, these bank acceptance notes were fully paid.

These bank acceptance notes are secured by restricted cash of RMB11 million (equivalent of approximately $1.62 million) and is also secured by the real property and land use right owned by Xinyang Wang, the 100% shareholder of Nongyuan Network.